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                                                                      EXHIBIT 10

                      THIRD AMENDMENT TO CREDIT AGREEMENT

         THIS THIRD AMENDMENT TO CREDIT AGREEMENT ("Amendment") is made and entered into as of September 27, 1999 by and between CHILDREN'S COMPREHENSIVE SERVICES, INC., a Tennessee corporation (the "Borrower"), SUNTRUST BANK, NASHVILLE, N.A. ("SunTrust"), and such other banks and lending institutions identified on the signature page hereof, all of which are referred to collectively herein as the "Lenders"), and SUNTRUST BANK, NASHVILLE, N.A., in its capacity as agent for Lenders and each successive agent for such Lenders as may be appointed from time to time pursuant to the Credit Agreement (the "Agent").

                                    RECITALS:

         A. Borrower, Lenders, and Agent entered into that certain Credit Agreement dated as of December 1, 1998, as amended by a First Amendment to Credit Agreement dated as of December 31, 1998 and a Second Amendment to Credit Agreement dated as of April 20, 1999 (herein the Credit Agreement, as amended, shall be referred to as the "Credit Agreement").

         B. Borrower, Lenders, and Agent desire to amend the Credit Agreement as set forth herein.

         NOW, THEREFORE, in consideration of the premises and for other good and valuable consideration, the receipt and adequacy of which is hereby acknowledged, the parties hereto agree as follows:

         1. Section 7.1.(b) of the Credit Agreement shall be amended and restated in its entirety as follows:

                           (b) Fixed Charge Coverage Ratio. (i) from the date
                  hereof until the fiscal quarter ending December 31, 2001, suffer or permit, as of the last day of any fiscal quarter, the ratio of (A) the sum of: (1) Consolidated EBIT, plus (2) Consolidated Rental Expense, minus (3) dividends paid to (B) the sum of (1) Consolidated Interest Expense, plus (2) Consolidated Rental Expense to be less than 3.0 to 1.0 (provided, however, that for the fiscal quarters ending September 30, 1999, and December 31, 1999, Borrower shall not suffer or permit such ratio to be less than 2.7 to 1.0, and provided, however for the fiscal quarter ending on March 31, 2000, Borrower shall not suffer or permit such ratio to be less than 2.8 to 1.0); and (ii) commencing with the fiscal quarter ending March 31, 2002 and throughout the term of this Agreement, suffer or permit, as of the last day of any fiscal quarter, the ratio of (A) the sum of: (1) Consolidated EBIT, plus (2) Consolidated Rental Expense, minus (3) dividends paid to (B) the sum of (1) Consolidated Interest Expense, plus (2) Consolidated Rental Expense plus (3) principal payments paid on the Term Loans to be less than 2.0 to 1.0.

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         2. Borrower reaffirms all representations and warranties under the
Credit Agreement.

         3. The Credit Agreement is not amended in any other respect.

         4. Borrower reaffirms its obligations under the Credit Agreement and the Credit Documents to which it is a party, and Borrower agrees that such obligations are valid and binding, enforceable in accordance with its terms, subject to no defense, counterclaim, or objection.

         ENTERED INTO as of the date first set forth above.

                                        BORROWER:


                                        CHILDREN'S COMPREHENSIVE SERVICES, INC.



                                        By: /s/ Donald B. Whitfield
                                            ------------------------------------
                                        Title: VP - Finance/CFO
                                               ---------------------------------


                                        AGENT:


                                        SUNTRUST BANK, NASHVILLE, N.A., AS AGENT



                                        By: /s/ Karen Cole Ahern
                                            ------------------------------------
                                        Title: SVP
                                               ---------------------------------


                                        LENDERS:


                                        SUNTRUST BANK, NASHVILLE, N.A.



                                        By: /s/ Karen Cole Ahern
                                            ------------------------------------
                                        Title: SVP
                                               ---------------------------------


                                        FIRST AMERICAN NATIONAL BANK



                                        By: /s/ Allison H. Jones
                                            ------------------------------------
                                        Title: SVP
                                               ---------------------------------




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